UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2000

                         APPLIED DIGITAL SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Missouri
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-26020
--------------------------------------------------------------------------------
                            (Commission File Number)

                                   43-1641533
--------------------------------------------------------------------------------
                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
--------------------------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code: 561-366-4800

Item 2.  Acquisition or Disposition of Assets.


         Effective October 1, 2000, Applied Digital Solutions, Inc., a Missouri corporation (the "Registrant"), entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 18, 2000, with PDS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant, and Pacific Decision Sciences Corporation, a California corporation ("PDSC"), and certain principal stockholders of PDSC named in the Merger Agreement. The transaction closed on October 25, 2000.


         Pursuant to the Merger Agreement, the Registrant agreed to acquire 100 percent of the outstanding shares of common stock of PDSC in consideration for approximately 8,568,532 shares of the Registrant's common stock valued at $28,019,100.


         In addition, for each of the twelve-month periods ending September 30, 2001 and September 30, 2002, the stockholders of PDSC shall be entitled to earnout payments, equal to a multiple of 4.0 times a targeted EBITDA, subject to certain provisions and adjustments, as set forth in the Merger Agreement. The consideration was determined by arm's-length negotiations.


         The assets of PDSC acquired in connection with the Merger Agreement included, without limitaton, physical property. For the forseeable future, the Registrant intends to utilize such assets in connection with the operations of the business of PDSC.


         Additional information with respect to the merger is set forth in the Merger Agreement which is incorporated herein by reference and attached hereto as Exhibit 2. The Registrant's common stock currently trades on the Nasdaq National Market under the symbol "ADSX".


Item 7.  Financial Statements and Exhibits.


(a)      Financial statements of business acquired:


         Audited financial statements for Pacific Decision Sciences Corporation as of and for the year ended June 30, 2000, and unaudited financial statements of Pacific Decision Sciences Corporation as of and for the three month period ended September 30, 2000 pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.


(b)      Pro forma financial information


         Pro forma financial information, pursuant to Rule 11-01 of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.

(c)      Exhibits.


         2 Agreement and Plan of Merger dated as of October 18, 2000 by and among Applied Digital Solutions, Inc. and PDS Acquisition Corp., and Pacific Decision Sciences Corporation, and H&K Vasa Family 1999 Limited Partnership, H&K Vasa Family 2000 Limited Partnership, David Dorret, and David Englund.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APPLIED DIGITAL SOLUTIONS, INC.
                                        (Registrant)


Date:     November 1, 2000               /s/ David I. Beckett
                                        ---------------------
                                        David I. Beckett
                                        Vice President and General Counsel